Exhibit 99.2

Supplemental Information
For the three and six months ended June 30, 2011 and 2010

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2011 and 2010

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Scottsdale Quarter Update	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$41,719	$-	$41,719	$39,011	$(22)	$38,989
Percentage rents	1,017	-	1,017	804	-	804
Tenant reimbursements	19,192	-	19,192	19,081	(5)	19,076
Other (see components on page 3)	4,809	-	4,809	5,039	-	5,039
Total Revenues	66,737	-	66,737	63,935	(27)	63,908

Expenses:
Property operating expenses	(13,939)	-	(13,939)	(13,094)	-	(13,094)
Real estate taxes	(8,505)	(3)	(8,508)	(8,036)	(3)	(8,039)
Total recoverable expenses	(22,444)	(3)	(22,447)	(21,130)	(3)	(21,133)
Provision for doubtful accounts	(761)	-	(761)	(1,149)	-	(1,149)
Other operating expenses (see components on page 4)	(2,522)	(27)	(2,549)	(3,705)	(4)	(3,709)
Real estate depreciation and amortization	(16,744)	-	(16,744)	(15,841)	-	(15,841)
Non-real estate depreciation and amortization	(544)	-	(544)	(518)	-	(518)
General and administrative	(5,129)	-	(5,129)	(4,770)	(5)	(4,775)
Impairment loss	(8,995)	-	(8,995)	-	-	-
Total Expenses	(57,139)	(30)	(57,169)	(47,113)	(12)	(47,125)

Operating Income	9,598	(30)	9,568	16,822	(39)	16,783

Interest income	367	-	367	293	1	294
Interest expense	(17,528)	-	(17,528)	(18,124)	-	(18,124)
Loan fee amortization	(1,363)	-	(1,363)	(1,995)	-	(1,995)
Equity in (loss) income of unconsolidated real estate entities, net	(7,901)	-	(7,901)	56	-	56
Loss from continuing operations	(16,827)	(30)	(16,857)	(2,948)	(38)	(2,986)
Discontinued Operations:
Loss from operations	(30)	30	-	(38)	38	-
Net loss	(16,857)	-	(16,857)	(2,986)	-	(2,986)
Allocation to noncontrolling interest	618	-	618	1,679	-	1,679

Net loss attributable to Glimcher Realty Trust	(16,239)	-	(16,239)	(1,307)	-	(1,307)
Preferred stock dividends	(6,137)	-	(6,137)	(5,603)	-	(5,603)
Net loss to common shareholders	$(22,376)	$-	$(22,376)	$(6,910)	$-	$(6,910)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$81,944	$-	$81,944	$86,367	$(67)	$86,300
Percentage rents	2,350	-	2,350	1,661	-	1,661
Tenant reimbursements	38,521	-	38,521	41,950	(5)	41,945
Other (see components on page 3)	9,943	-	9,943	9,724	64	9,788
Total Revenues	132,758	-	132,758	139,702	(8)	139,694

Expenses:
Property operating expenses	(28,598)	-	(28,598)	(29,816)	2	(29,814)
Real estate taxes	(16,083)	(4)	(16,087)	(16,867)	(4)	(16,871)
Total recoverable expenses	(44,681)	(4)	(44,685)	(46,683)	(2)	(46,685)
Provision for doubtful accounts	(1,835)	-	(1,835)	(2,555)	-	(2,555)
Other operating expenses (see components on page 4)	(5,247)	(81)	(5,328)	(6,546)	(75)	(6,621)
Real estate depreciation and amortization	(32,889)	-	(32,889)	(35,538)	-	(35,538)
Non-real estate depreciation and amortization	(1,066)	-	(1,066)	(1,022)	-	(1,022)
General and administrative	(10,113)	(1)	(10,114)	(9,659)	(5)	(9,664)
Impairment loss	(8,995)	-	(8,995)	-	-	-
Total Expenses	(104,826)	(86)	(104,912)	(102,003)	(82)	(102,085)

Operating Income	27,932	(86)	27,846	37,699	(90)	37,609

Interest income	697	1	698	568	1	569
Interest expense	(34,265)	-	(34,265)	(38,201)	-	(38,201)
Loan fee amortization	(3,522)	-	(3,522)	(2,974)	-	(2,974)
Equity in loss of unconsolidated real estate entities, net	(7,636)	-	(7,636)	(368)	-	(368)
Loss from continuing operations	(16,794)	(85)	(16,879)	(3,276)	(89)	(3,365)
Discontinued Operations:
Loss on disposition of property	-	-	-	(215)	-	(215)
Loss from operations	(85)	85	-	(89)	89	-
Net loss	(16,879)	-	(16,879)	(3,580)	-	(3,580)
Allocation to noncontrolling interests	800	-	800	2,985	-	2,985
Net loss attributable to Glimcher Realty Trust	(16,079)	-	(16,079)	(595)	-	(595)
Preferred stock dividends	(12,274)	-	(12,274)	(9,962)	-	(9,962)
Net loss to common shareholders	$(28,353)	$-	$(28,353)	$(10,557)	$-	$(10,557)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$40,303	$-	$40,303	$38,824	$(22)	$38,802
Termination income	616	-	616	(73)	-	(73)
Straight-line rents	800	-	800	260	-	260
Total Minimum Rents	$41,719	$-	$41,719	$39,011	$(22)	$38,989

Components of Other Revenue:
Fee and service income	$2,008	$-	$2,008	$1,723	$-	$1,723
Specialty leasing and sponsorship income	2,023	-	2,023	2,049	-	2,049
Other	778	-	778	1,267	-	1,267
Total Other Revenue	$4,809	$-	$4,809	$5,039	$-	$5,039

	Six Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$79,786	$-	$79,786	$85,577	$(67)	$85,510
Termination income	624	-	624	593	-	593
Straight-line rents	1,534	-	1,534	197	-	197
Total Minimum Rents	$81,944	$-	$81,944	$86,367	$(67)	$86,300

Components of Other Revenue:
Fee and service income	$4,073	$-	$4,073	$2,327	$-	$2,327
Specialty leasing and sponsorship income	4,051	-	4,051	4,297	-	4,297
Other (1)	1,819	-	1,819	3,100	64	3,164
Total Other Revenue	$9,943	$-	$9,943	$9,724	$64	$9,788

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the six months ended June 30, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and WestShore Plaza. This gain is excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,139	$-	$1,139	$1,001	$-	$1,001
Discontinued development write-offs	-	-	-	3	-	3
Specialty leasing costs	506	-	506	435	-	435
Scottsdale ground lease	-	-	-	973	-	973
Other	877	27	904	1,293	4	1,297
Total Other Operating Expenses	$2,522	$27	$2,549	$3,705	$4	$3,709

	Six Months Ended June 30,
	2011			2010
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$2,174	$-	$2,174	$1,203	$-	$1,203
Discontinued development write offs	-	-	-	230	-	230
Specialty leasing costs	986	-	986	852	-	852
Scottsdale ground lease	-	-	-	1,779	-	1,779
Other	2,087	81	2,168	2,482	75	2,557
Total Other Operating Expenses	$5,247	$81	$5,328	$6,546	$75	$6,621

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2011		For the Three Months Ended June 30, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$30,906	$10,884	$19,721	$8,790
Operating expenses	(15,121)	(5,250)	(9,216)	(4,243)
Net operating income	15,785	5,634	10,505	4,547
Depreciation and amortization	(9,797)	(3,468)	(5,764)	(2,566)
Other expenses, net	(104)	(42)	(11)	(6)
Interest expense, net	(6,055)	(2,144)	(4,329)	(1,915)
Impairment loss	(15,149)	(7,877)	-	-
Net (loss) income	(15,320)	(7,897)	401	60
Preferred dividend	(8)	(4)	(8)	(4)
Net (loss) income to partnership	$(15,328)	$(7,901)	$393	$56

GPLP's share of (loss) income from investment in unconsolidated entities	$(7,901)		$56

	For the Six Months Ended June 30, 2011		For the Six Months Ended June 30, 2010
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$61,808	$21,870	$27,617	$12,800
Operating expenses	(30,094)	(10,481)	(13,764)	(6,570)
Net operating income	31,714	11,389	13,853	6,230
Depreciation and amortization	(19,247)	(6,716)	(8,057)	(3,732)
Other expenses, net	(203)	(79)	(3)	(2)
Interest expense, net	(12,204)	(4,345)	(6,186)	(2,856)
Impairment loss	(15,149)	(7,877)	-	-
Net loss	(15,089)	(7,628)	(393)	(360)
Preferred dividend	(16)	(8)	(16)	(8)
Net loss to partnership	$(15,105)	$(7,636)	$(409)	$(368)

GPLP's share of loss from investment in unconsolidated entities	$(7,636)		$(368)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(5,977)	$(22,376)	$(28,353)	$(3,647)	$(6,910)	$(4,603)	$(1,223)	$(16,383)
Real estate depreciation and amortization	16,145	16,744	32,889	19,697	15,841	15,620	16,390	67,548
Partners share of consolidated joint venture depreciation	-	-	-	(350)	(410)	(484)	(93)	(1,337)
Equity in (income) loss of unconsolidated entities	(265)	7,901	7,636	424	(56)	70	(469)	(31)
Pro-rata share of unconsolidated entities funds from operations	3,484	(4,462)	(978)	723	2,589	2,533	3,486	9,331
Noncontrolling interest in operating partnership	(182)	(618)	(800)	(160)	(298)	(179)	(54)	(691)
Gain on disposition of properties, net	-	-	-	(332)	-	-	-	(332)
FFO	$13,205	$(2,811)	$10,394	$16,355	$10,756	$12,957	$18,037	$58,105

Adjusted Funds from Operations:
FFO	$13,205	$(2,811)	$10,394	$16,355	$10,756	$12,957	$18,037	$58,105
Add back: impairment adjustments (1)	-	16,872	16,872	-	-	-	-	-
Add back: swap termination fees	819	-	819	-	-	-	-	-
Add back: related deferred fees and defeasance charges	729	739	1,468	-	1,070	-	-	1,070
Adjusted Funds from Operations	$14,753	$14,800	$29,553	$16,355	$11,826	$12,957	$18,037	$59,175

Weighted average common shares outstanding - diluted (2)	101,562	105,753	103,654	71,958	72,225	83,235	88,360	78,997

FFO per diluted share	$0.13	$(0.03)	$0.10	$0.23	$0.15	$0.16	$0.20	$0.74
Adjustments: write-off of deferred loan fees, defeasance charges, impairments, and swap termination fees	0.02	0.17	0.18	-	0.01	-	-	0.01
Adjusted FFO per diluted share	$0.15	$0.14	$0.29	$0.23	$0.16	$0.16	$0.20	$0.75

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	68.8%	71.5%	70.1%	44.0%	61.1%	64.2%	49.0%	53.4%

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,088	$1,247	$2,335	$1,034	$1,274	$898	$971	$4,177
Straight-line adjustment as an increase (decrease) to FFO	$734	$800	$1,534	$(334)	$(106)	$129	$125	$(186)
Fair value of debt amortized as an (increase) reduction to interest expense	$(65)	$(66)	$(131)	$113	$(66)	$(65)	$(65)	$(83)
Intangible and inducement amortization as a net (decrease) increase to base rents	$(53)	$(95)	$(148)	$135	$74	$51	$(44)	$216
Discontinued development write-off's	$-	$-	$-	$227	$3	$-	$11	$241

(1) Amount includes Company's pro-rata share of an impairment charge of $7,877 related to its investment in unconsolidated entities.
(2) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$223	$(15,328)	$(15,105)	$(802)	$393	$91	$359	$41
Real estate depreciation and amortization	9,388	9,735	19,123	2,256	5,695	5,891	8,221	22,063
FFO	$9,611	$(5,593)	$4,018	$1,454	$6,088	$5,982	$8,580	$22,104

Pro-rata share of unconsolidated entities funds from operations	$3,484	$(4,462)	$(978)	$723	$2,589	$2,533	$3,486	$9,331

Adjusted Funds from Operations (pro-rata share of unconsolidated entities):
Impairment loss	$-	$7,877	$7,877	$-	$-	$-	$-	$-
Adjusted Funds from Operations	$3,484	$3,415	$6,899	$723	$2,589	$2,533	$3,486	$9,331

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$104	$(68)	$36	$19	$(67)	$(39)	$35	$(52)
Intangible amortization as an increase to minimum rents	$340	$334	$674	$191	$325	$233	$310	$1,059
Straight line adjustment - ground lease expense	$(124)	$(125)	$(249)	$-	$-	$-	$(81)	$(81)
Impairment loss	$-	$(7,877)	$(7,877)	$-	$-	$-	$-	$-
Loan fee amortization	$(77)	$(78)	$(155)	$(93)	$(91)	$(61)	$(72)	$(317)

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2011			2010
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$160	$(16,239)	$(16,079)	$712	$(1,307)	$1,534	$4,914	$5,853
Interest expense (continuing and discontinued operations)	16,737	17,528	34,265	20,077	18,124	16,860	17,285	72,346
Loan fee amortization (continuing and discontinued operations)	2,159	1,363	3,522	979	1,995	1,636	1,878	6,488
Taxes (continuing and discontinued operations)	266	261	527	449	497	588	377	1,911
Depreciation and amortization (continuing and discontinued operations)	16,667	17,288	33,955	20,201	16,359	16,172	16,811	69,543
EBITDA	35,989	20,201	56,190	42,418	35,668	36,790	41,265	156,141
Allocation to noncontrolling interest	(182)	(618)	(800)	(1,306)	(1,679)	(2,053)	(435)	(5,473)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	5,488	13,535	19,023	2,107	4,491	4,455	5,360	16,413
Impairment loss	-	8,995	8,995	-	-	-	-	-
Gain on disposition of properties, net	-	-	-	(332)	-	-	-	(332)
Adjusted EBITDA	$41,295	$42,113	$83,408	$42,887	$38,480	$39,192	$46,190	$166,749

Operating Ratios:
General and administrative / total revenues	7.6%	7.7%	7.6%	6.5%	7.5%	7.2%	7.4%	7.1%
Tenant reimbursements / (real estate taxes + property operating expenses)	86.9%	85.5%	86.2%	89.5%	90.3%	88.4%	88.0%	89.0%

Earnings per Share:
Weighted average common shares outstanding - basic	98,234	102,406	100,316	68,782	68,926	79,967	85,050	75,738
Weighted average common shares outstanding - diluted	101,220	105,351	103,282	71,768	71,912	82,953	88,036	78,724

Loss per share - basic	$(0.06)	$(0.22)	$(0.28)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

Loss per share - diluted	$(0.06)	$(0.22)	$(0.28)	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2011		2010
	Mar. 31	June 30	Dec. 31
Assets:
Land	$258,133	$296,150	$250,408
Buildings, improvements and equipment	1,676,961	1,775,431	1,657,154
Developments in progress	199,673	62,555	210,797
	2,134,767	2,134,136	2,118,359
Less accumulated depreciation	601,729	616,686	588,351
Property and equipment, net	1,533,038	1,517,450	1,530,008

Deferred leasing costs, net	20,009	21,052	19,997
Investment in and advances to unconsolidated real estate entities	136,763	126,492	138,194
Investment in real estate, net	1,689,810	1,664,994	1,688,199

Cash and cash equivalents	7,200	6,688	9,245
Restricted cash	14,886	25,031	17,037
Tenant accounts receivable, net	20,729	20,989	25,342
Deferred expenses, net	15,251	15,183	14,828
Prepaid and other assets	39,758	41,257	37,697
Total Assets	$1,787,634	$1,774,142	$1,792,348

Liabilities and Equity:
Mortgage notes payable	$1,140,644	$1,159,262	$1,243,759
Notes payable	156,052	92,000	153,553
Accounts payable and accrued expenses	39,798	37,550	48,328
Distributions payable	16,425	17,142	14,941
Total Liabilities	1,352,919	1,305,954	1,460,581

Equity:
Series F cumulative preferred shares	60,000	60,000	60,000
Series G cumulative preferred shares	222,074	222,074	222,074
Common shares of beneficial interest	999	1,072	851
Additional paid-in capital	877,682	942,892	763,951
Distributions in excess of accumulated earnings	(734,495)	(767,586)	(718,529)
Accumulated other comprehensive loss	(1,363)	(576)	(3,707)
Total Glimcher Realty Trust Shareholders' Equity	424,897	457,876	324,640
Noncontrolling interest	9,818	10,312	7,127
Total equity	434,715	468,188	331,767
Total Liabilities and Equity	$1,787,634	$1,774,142	$1,792,348

MARKET CAPITALIZATION and DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2011		2010
	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$9.25	$9.50	$5.07	$5.98	$6.15	$8.40

Market Capitalization Ratio:
Common shares outstanding	99,895	107,158	68,914	68,937	85,044	85,053
Operating partnership units outstanding	2,986	2,889	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	102,881	110,047	71,900	71,923	88,030	88,039

Valuation - Common shares and operating partnership units outstanding	$951,649	$1,045,447	$364,533	$430,100	$541,385	$739,528
Preferred shares	282,074	282,074	210,000	282,174	282,174	282,074
Total wholly-owned debt (end of period)	1,296,696	1,251,262	1,238,091	1,185,211	1,207,974	1,397,312
Total market capitalization	$2,530,419	$2,578,783	$1,812,624	$1,897,485	$2,031,533	$2,418,914

Debt / Market capitalization	51.2%	48.5%	68.3%	62.5%	59.5%	57.8%
Debt / Market capitalization including pro-rata share of joint ventures	54.1%	51.5%	71.3%	65.9%	62.9%	60.4%

	Facility	2011
Credit Facility Debt Covenant Requirements:(1)	Requirements	June 30
Maximum Corporate Debt to Total Asset Value	65.0%	53.5%
Minimum Interest Coverage Ratio	1.75x	2.24x
Minimum Fixed Charge Coverage Ratio	1.35x	1.45x
Maximum Recourse Debt	15.0%	4.4%

(1) Requirements per the covenants in place from our credit facility as of June 30, 2011.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Initial/Final
Fixed Rate	2011	2010	2011	2010	Terms	Terms	at Maturity	Maturity
Scottsdale Phase III Land (Senior Loan)	$12,500	$12,500	5.50%	5.50%		(b)	$12,500	November 5, 2011
Scottsdale Phase III Land (Junior Loan)	3,500	3,500	6.00%	6.00%		(b)	$3,500	(d)
Dayton Mall	51,166	51,789	8.27%	8.27%	(i)	(a)	$49,864	(e)
Polaris Fashion Place	130,086	131,581	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	145,503	147,138	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	100,637	101,709	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	54,919	55,518	7.54%	7.54%	(i)	(a)	$49,969	(f)
Merritt Square Mall	56,438	56,815	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	69,335	69,838	4.91%	4.91%		(a)	$64,577	October 1, 2015
River Valley Mall	48,441	48,784	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,674	41,958	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	45,480	45,680	6.76%	6.76%		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,429	54,706	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	44,538	44,799	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	42,075	-	4.90%			(a)	$34,569	July 6, 2021
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	979,721	945,315
Variable Rate
Colonial Park Mall	40,000	40,000	3.38%	3.54%	(g)	(b)	$40,000	April 23, 2012
Scottsdale Quarter	140,633	138,179	2.84%	5.94%	(h)	(b)	$140,633	May 29, 2012
	180,633	178,179
Other
Fair Value Adjustment - Merritt Square Mall	(1,092)	(1,223)
Extinguished Debt	-	121,488		(j)

Total Mortgage Notes Payable	$1,159,262	$1,243,759

(a) The loan requires monthly payments of principal and interest.
(b) The loan requires monthly payments of interest only.
(c) The loan requires semi-annual payments of interest.
(d)   The maturity date is the earlier of: A) the commencement of construction on any portion of the land parcels secured by the loan, B) the sale or refinancing of all or any portion of the land parcels secured by the loan, C) the maturity date of the Scottsdale Phase III Land (Senior Loan) or D) October 15, 2012.

(e) The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(f) The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(g) Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.64% at December 31, 2010 and 3.45% at June 30, 2011.
(h)   Interest rate of LIBOR plus 250 basis points.  The full loan amount was fixed through a swap agreement at a rate of 5.94% at December 31, 2010 and $125 million was fixed through a swap agreement at a rate of 2.86% at June 30, 2011.

(i) Interest rate escalates after optional prepayment date.
(j) Interest rates ranging from 3.76% to 7.25% at December 31, 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments - Assumes Exercise of Extension Options (c)
Description	Maturity	Option	Rate	6/30/2011	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Scottsdale Phase III Land (Senior Loan)	11/2011		5.50%	$12,500	$12,500	$-
Scottsdale Phase III Land (Junior Loan)	(e)		6.00%	3,500	3,500	-
Colonial Park Mall (d)	04/2012	04/2013	3.38%	40,000	-	-	$40,000
Scottsdale Quarter (a)	05/2012	05/2013	2.84%	140,633	-	-	140,633
Dayton Mall	07/2012		8.27%	51,166	637	50,529
Polaris Fashion Place	04/2013		5.24%	130,086	1,516	3,155	125,415
Jersey Gardens	06/2014		4.83%	145,503	1,657	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	100,637	1,087	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	54,919	609	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	56,438	379	790	842	889	53,538
Scottsdale Quarter Fee Interest	10/2015		4.91%	69,335	506	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,441	344	719	770	815	863	$44,930
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	41,674	285	597	641	680	722	38,749
Polaris Towne Center	04/2020		6.76%	45,480	232	489	533	571	611	646	$42,398
The Mall at Johnson City	05/2020		6.76%	54,429	276	581	633	677	726	766	50,770
Grand Central Mall	07/2020		6.05%	44,538	261	547	589	626	665	700	41,150
Ashland Town Center	07/2021		4.90%	42,075	242	609	646	679	714	744	38,441
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,092)	(131)	(262)	(262)	(262)	(175)

Subtotal (b)				1,159,262	23,900	65,800	318,999	239,019	173,250	146,535	191,759

Credit Facility	12/2011	12/2013	4.24%	92,000	-	-	92,000

Total Wholly Owned Maturities				$1,251,262	$23,900	$65,800	$410,999	$239,019	$173,250	$146,535	$191,759

Total Joint Venture Maturities (pro-rata share)				$159,235	$3,715	$73,245	$47,361	$536	$34,378	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,410,497	$27,615	$139,045	$458,360	$239,555	$207,628	$146,535	$191,759

(a) $125 million of the loan has been fixed through an interest rate swap agreement and the remaining $15.6 million incurs interest at a rate of LIBOR plus 250 bps.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 5.4% as of June 30, 2011 with an initial weighted average maturity of 3.9 years when considering available extension options.
(c)   Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(d) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points.
(e)   The maturity date is the earlier of: A) the commencement of construction on any portion of the land parcels secured by the loan, B) the sale or refinancing of all or any portion of the land parcels secured by the loan, C) the maturity date of the Scottsdale Phase III Land (Senior Loan) or D) October 15, 2012.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance	Principal Payments - Assumes Exercise of Extension Options (e)
Description	6/30/2011	Terms	Maturity	Options (e)	6/30/2011	2011	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	2.74%	(a)	June 1, 2012		$44,543	$240	$44,303
WestShore Plaza	5.09%		September 9, 2012		87,218	1,008	86,210
Lloyd Center	5.42%		June 11, 2013		122,412	1,370	2,856	$118,186
Pearlridge Center	4.60%	(b)	November 1, 2015		175,000	-	-	431	$2,681	$171,888
Total Fixed Rate Mortgages					429,173	2,618	133,369	118,617	2,681	171,888

Variable Rate Mortgages
Tulsa Promenade	5.25%	(c)	September 14, 2011	March 14, 2012	28,643	600	28,043	-	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	4,653	-	-	-	-
Total Variable Rate Mortgages					33,296	5,253	28,043	-	-	-

Total Joint Venture Mortgages					$462,469	$7,871	$161,412	$118,617	$2,681	$171,888

Joint Venture Debt (Pro Rata Share)					$159,235	$3,715	$73,245	$47,361	$536	$34,378

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(b) The loan requires monthly payments of interest only until November 2013.
(c)   Interest rate is the greater of 5.25% or LIBOR plus 4.25%. The loan requires monthly payments of principal and interest, however net cashflows from the property will also be used to reduce the principal balance on a quarterly basis.

(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e)   Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2011 (2)	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Core Malls (3)
Mall Anchors	96.1%	95.7%	95.7%	94.4%	93.9%
Mall Non-Anchor	89.7%	91.5%	92.8%	90.9%	90.5%
Total Occupancy	93.6%	94.1%	94.6%	93.2%	92.7%

Mall Portfolio - excluding Joint Ventures (4)
Mall Anchors	94.7%	94.6%	94.6%	92.7%	92.6%
Mall Non-Anchor	88.6%	90.8%	92.0%	90.9%	90.3%
Total Occupancy	92.4%	93.2%	93.6%	92.0%	91.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2)   The Company placed the square footage for the completed phases of our Scottsdale Quarter project in service during the second quarter of 2011.  Excluding the impact of Scottsdale Quarter, mall non-anchor occupancy and total occupancy for core malls were 90.7% and 94.0%, respectively.

(3) Includes the Company's joint venture malls.
(4) Excludes mall properties that are held in joint ventures as of June 30, 2011.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2011:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	132,823	20,050	152,873	$8.62	$24.28	$11.87
Mall Non-Anchor	169,956	319,187	489,143	$24.53	$31.61	$29.11

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2011, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended June 30, 2011
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Non-Anchor	31,072	103,757	134,829	$28.98	$23.40	$40.90	$40.84	$38.16	$36.82	4%

Six months ended June 30, 2011
Mall Anchors	-	20,050	20,050	$-	$-	$24.28	$23.00	$24.28	$23.00	6%
Mall Stores	61,110	250,684	311,794	$26.38	$20.68	$31.70	$31.47	$30.66	$29.36	4%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of June 30, 2011

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2011	Avg. Mall Store Sales PSF (1) June 2010	Total Mall Occupancy 6/30/2011	Total Mall Occupancy 6/30/2010	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,295,903
Lloyd Center (JV)	Portland, OR	23	1,475,616
Mall at Fairfield Commons	Dayton, OH	61	1,138,752
Mall at Johnson City	Johnson City, TN	>100	569,309
Pearlridge Center (JV)	Honolulu, HI	55	1,145,345
Polaris Fashion Place	Columbus, OH	32	1,569,431
Scottsdale Quarter	Scottsdale, AZ	12	518,433
Weberstown Mall	Stockton, CA	78	857,755
Westshore Plaza (JV)	Tampa, FL	19	1,071,603
			9,642,147	$483	$424	96.8%	97.3%	59%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) June 2011	Avg. Mall Store Sales PSF (1) June 2010	Total Mall Occupancy 6/30/2011	Total Mall Occupancy 6/30/2010	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	422,941
Colonial Park Mall	Harrisburg, PA	96	741,074
Dayton Mall	Dayton, OH	61	1,417,343
Eastland Mall	Columbus, OH	32	999,299
Grand Central Mall	Parkersburg, WV	>100	846,189
Indian Mound Mall	Columbus, OH	32	557,247
Merritt Square Mall	Merritt Island, FL	27	807,787
Morgantown Mall	Morgantown, WV	>100	557,740
New Towne Mall	New Philadelphia, OH	>100	512,260
Northtown Mall	Minneapolis, MN	16	701,419
Puente Hills Mall (JV)	City of Industry, CA	2	1,097,713
River Valley Mall	Columbus, OH	32	586,856
Supermall of the Great NW	Seattle, WA	15	933,145
Tulsa Promenade (JV)	Tulsa, OK	53	926,606
			11,107,619	$295	$273	90.9%	89.3%	41%

TOTAL MALL ASSETS			20,749,766	$393	$342	93.6%	92.7%

TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS			15,032,883	$398	$352	92.4%	91.8%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended June 30, 2011.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2011

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	29	374,637	$5,672,414	2.5%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	43	201,688	4,965,989	2.2%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	43	177,547	4,487,530	2.0%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	34	63,494	4,190,188	1.8%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.8%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree, Janie & Jack, Crazy 8	18	427,873	4,129,572	1.8%
Forever 21, Inc.		9	190,634	3,900,617	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	23	2,685,330	3,683,642	1.6%
Bon-Ton Department Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.5%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	76,434	3,108,545	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	17	103,846	2,722,930	1.2%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	35	85,534	2,596,059	1.1%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	28	27,543	2,526,365	1.1%
Saks, Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.0%

Total tenants representing > 1.0%		362	7,799,936	$55,428,010	24.2%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2011

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	43	201,688	$4,965,989	2.3%
Foot Locker, Inc.	43	177,547	$4,487,530	2.1%
Gap, Inc.	25	294,628	$4,163,808	1.9%
Signet Jewelers, Ltd.	33	57,714	$4,093,600	1.9%
Genesco, Inc.	49	76,434	$3,108,545	1.4%
American Eagle Outfitters, Inc.	17	103,846	$2,722,930	1.3%
Luxottica Group	35	85,534	$2,596,059	1.2%
Zale Corp.	28	27,543	$2,526,365	1.2%
Finish Line, Inc.	19	104,217	$2,231,358	1.0%
Claire's Stores, Inc.	31	45,486	$2,115,271	1.0%

Mall Anchors (ranked by total GLA)

			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	12.0%
Macy's, Inc.	10	1,843,944	$655,000	8.9%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	8.9%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.4%
Dillard's	3	522,967	$-	2.5%
Belk, Inc.	6	416,131	$1,856,852	2.0%
Bain Capital, LLC	5	390,950	$3,274,262	1.9%
Saks, Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Dick's Sporting Goods, Inc.	3	179,000	$1,539,000	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2011

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Non-Anchor	Annualized
		Anchor	Non-Anchor	Total	GLA	Anchor	Non-Anchor	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2011	363	55,498	719,902	775,400	3.8%	$715,074	$17,868,327	$18,583,401	$12.88	$28.05	8.2%
2012	520	721,263	1,303,948	2,025,211	10.0%	3,776,145	25,924,390	29,700,535	$5.24	$23.86	13.1%
2013	355	876,154	951,086	1,827,240	9.1%	2,586,077	21,056,604	23,642,681	$2.95	$26.78	10.4%
2014	268	1,110,900	667,914	1,778,814	8.8%	7,528,225	17,783,305	25,311,530	$6.78	$31.01	11.2%
2015	216	1,426,721	734,963	2,161,684	10.7%	9,170,034	17,834,979	27,005,013	$7.18	$26.99	11.9%
Thereafter	803	8,490,977	3,093,228	11,584,205	57.6%	31,333,216	71,016,548	102,349,764	$8.00	$25.75	45.2%
	2,525	12,681,513	7,471,041	20,152,554	100.0%	$55,108,771	$171,484,153	$226,592,924	$6.92	$26.38	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2011			Three months ended June 30, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total

Development projects	$4,769	$-	$4,769	$3,956	$-	$3,956

Redevelopment projects	$1,168	$7	$1,175	$2,620	$3	$2,623

Renovation with no incremental GLA	$304	$14	$318	$12	$5	$17

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$491	$67	$558	$2,636	$812	$3,448
Non-anchor stores	2,667	329	2,996	1,818	96	1,914
Operational capital expenditures	691	106	797	1,766	68	1,834
Total Property Capital Expenditures	$3,849	$502	$4,351	$6,220	$976	$7,196

	Six months ended June 30, 2011			Six months ended June 30, 2010

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2011	Share	Total	2010	Share	Total

Development projects	$12,202	$-	$12,202	$8,647	$-	$8,647

Redevelopment projects	$1,193	$29	$1,222	$3,442	$3	$3,445

Renovation with no incremental GLA	$386	$15	$401	$191	$5	$196

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,635	$131	$1,766	$2,931	$1,061	$3,992
Non-anchor stores	5,093	562	5,655	3,361	112	3,473
Operational capital expenditures	1,731	431	2,162	2,543	109	2,652
Total Property Capital Expenditures	$8,459	$1,124	$9,583	$8,835	$1,282	$10,117

Scottsdale Quarter Update
(dollars in thousands)

Project	Total Project Costs (1)		Project Costs Incurred thru 6/30/2011 (1)	Stabilized Yield

Scottsdale Quarter:
Scottsdale, Arizona
Development of new retail/office
600,000 square feet lifestyle center
	Range
Phase I / II	Low	High
Hard Costs	$229,000	$234,000	$225,987
Land Purchase	96,000	96,000	96,000
Noncontrolling Partner Interest	(10,000)	(10,000)	(10,000)
	$315,000	$320,000	$311,987	6.5% - 7.0%

Phase III
Retail and Land	$50,000	$60,000	$25,450
Sale of Land Parcels	(25,000)	(20,000)	-
	$25,000	$40,000	$25,450	14.0% - 15.0%

Total Net Costs	$340,000	$360,000	$337,437	7.5% - 8.0%

(1)   Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments prior to land purchase in September 2010 and the cost of the land.  Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Estimated yield of project is subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

Project Leasing Update:
Phase I/II square footage is approximately 90% addressed for both retail and office. The leases that are addressed include signed leases, letters of intent and leases out for signature.